Discontinued operations	12 Months Ended
Dec. 31, 2023
Disclosure of discontinued operations [abstract]
Discontinued operations
31. Discontinued operations
Discontinued operations include the operational results from the Sandoz generic pharmaceuticals and biosimilars division and certain corporate activities attributable to the Sandoz business, as well as certain other expenses related to the spin-off. Included in 2023 is also the IFRS Accounting Standards non-cash, non-taxable net gain on the distribution of Sandoz Group AG to Novartis AG shareholders (refer to Notes 1 and 2 for further details).
The Sandoz business operates in the off-patent medicines segment and specializes in the development, manufacturing, and marketing of generic pharmaceuticals and biosimilars. The Sandoz business is organized globally into two franchises: Generics and Biosimilars.
Net income from discontinued operations
(USD millions)	2023[1]	2022	2021

Net sales to third parties from discontinued operations	7 128	9 160	9 650

Sales to continuing segments	300	212	184

Net sales from discontinued operations	7 428	9 372	9 834

Other revenues	19	28	58

Cost of goods sold	-4 044	-4 937	-5 121

Gross profit from discontinued operations	3 403	4 463	4 771

Selling, general and administration	-1 728	-2 060	-2 059

Research and development	-671	-824	-899

Other income	56	109	232

Other expense	-795	-437	-412

Operating income from discontinued operations	265	1 251	1 633

Income from associated companies	2	2	2

Interest expense	-33	-37	-24

Other financial income and expense	-20	-22	-4

Income before taxes from discontinued operations	214	1 194	1 607

Income taxes [2]	208	-288	-494

Net income from discontinued operations before gain on distribution of Sandoz Group AG to Novartis AG shareholders	422	906	1 113

Gain on distribution of Sandoz Group AG to Novartis AG shareholders [3]	5 860

Net income from discontinued operations	6 282	906	1 113

[1] The net income from discontinued operations for 2023 is for the period from January 1, 2023, to the October 3, 2023, Distribution date.
[2] The tax rate in 2023 was impacted by non-recurring items such as tax benefits arising from intercompany transactions to effect the spin-off of the Sandoz business, net decreases in uncertain tax positions of the Sandoz business and the favorable settlement of a tax matter related to the Alcon business, which was spun-off in 2019. Excluding these impacts, the tax rate would have been 31.2% in 2023, compared to 24.1% and 30.7% in 2022 and 2021, respectively. The tax rate in 2023 is higher than 2022 primarily due to a change in profit mix between years.

[3] See Note 2 for further details on the non-taxable, non-cash gain on distribution of Sandoz Group AG to Novartis AG shareholders.
Net assets derecognized
The following table presents the Sandoz business net assets derecognized as at October 3, 2023 Distribution (spin-off) date:
(USD millions)	Oct 3, 2023

Property, plant and equipment	1 447

Right-of-use assets	133

Goodwill	7 424

Intangible assets other than goodwill	1 481

Deferred tax assets	624

Financial assets, investments in associated companies and other non-current assets	142

Inventories	2 565

Trade receivables and other current assets	2 935

Cash and cash equivalents	686

Deferred tax liabilities	-270

Current and non-current lease liabilities	-139

Current and non-current financial debts	-3 691

Trade payables, provisions, current income tax liabilities and other liabilities	-4 690

Net assets derecognized	8 647

Supplemental disclosures related to discontinued operations
Revenue
In addition to the elements of variable consideration listed in the revenue accounting policy described in Note 1, the Sandoz business grants shelf stock adjustments to customers to cover the inventory held by them at the time a price decline becomes effective. Revenue deduction provisions for shelf stock adjustments are recorded when the price decline is anticipated, based on the impact of the price decline on the customer’s estimated inventory levels.
Significant transactions in 2021
On February 10, 2021, Sandoz entered into an agreement with certain subsidiaries of GlaxoSmithKline plc (GSK) for the acquisition of the GSK’s cephalosporin antibiotics business.
Under the agreement, Sandoz acquired the global rights to three established brands (Zinnat®, Zinacef® and Fortum®) in more than 100 markets. It excluded the rights in the US, Australia and Germany to certain of those brands, which were previously divested by GSK, and the rights in India, Pakistan, Egypt, Japan (to certain of the brands) and China, which will be retained by GSK. The transaction closed on October 8, 2021.
The purchase price consisted of a USD 350 million upfront payment paid at closing and potential milestone payments up to USD 150 million, which GSK is eligible to receive upon the achievement of certain annual sales milestones for the portfolio.
The fair value of the total purchase consideration was USD 415 million. The amount consisted of a payment of USD 351 million, including purchase price adjustments, and the fair value of contingent consideration of USD 64 million, which GSK is eligible to receive upon the achievement of specified milestones. The purchase price allocation resulted in net identifiable assets of USD 308 million, consisting of USD 292 million intangible assets and USD 16 million deferred tax assets. Goodwill amounted to USD 107 million.
The 2021 results of operations since the date of acquisition were not material.
Net income from discontinued operations
Included in net income from discontinued operations are:
(USD millions unless indicated otherwise)	2023[1]	2022	2021

Interest income	2	2	1

Depreciation of property, plant and equipment	-144	-196	-203

Depreciation of right-of-use assets	-32	-33	-39

Amortization of intangible assets	-171	-222	-238

Impairment charges on property, plant and equipment	-5	-3	-68

Impairment charges on right-of-use assets	-8

Impairment charges on intangible assets	-44	-25	-27

Impairment reversals of property, plant and equipment	1	3	59

Additions to restructuring provisions	-27	-40	-62

Equity-based compensation expense related to Novartis equity-based participation plans	-60	-66	-69

[1] 2023 amounts are for the period from January 1, 2023, to the October 3, 2023, Distribution date.
In 2023, 2022 and 2021, there were no reversals of impairment charges on right-of-use assets or on intangible assets of discontinued operations.
Balance sheet
The following table shows for discontinued operations the additions to property, plant and equipment, right-of-use assets and to goodwill and intangible assets:
(USD millions)	2023[1]	2022

Additions to property, plant and equipment	245	289

Additions to right-of-use assets	66	32

Additions to goodwill and intangible assets	221	163

[1] The additions for 2023 are for the period from January 1, 2023, to the October 3, 2023, Distribution date.
Financial debt
The Sandoz business entered into financing agreements with a group of banks under which it borrowed on September 28, 2023 a total amount of USD 3.3 billion. See Note 2 for further disclosures.
Net cash flows used in investing activities from discontinued operations
Net cash flows used in investing activities from discontinued operations include the investing activities of the Sandoz business. In 2023, other cash flows used in investing activities, net includes cash outflows of USD 22 million (2022: USD 39 million, 2021: USD 362 million, including the acquisition of GSK’s cephalosporin antibiotics business) for the acquisitions and divestments of business, net.
(USD millions)	2023	2022	2021

Payments out of provision for transaction cost attributable to the spin-off of the Sandoz business	-52

Derecognized cash and cash equivalents attributable to the spin-off of the Sandoz business	-686

Other cash flows used in investing activities, net	-385	-436	-689

Net cash flows used in investing activities from discontinued operations	-1 123	-436	-689

Net cash flows from financing activities from discontinued operations
In 2023, the net cash inflows from financing activities from discontinued operations of USD 3.3 billion (2022: USD 119 million, 2021: USD 26 million) were mainly driven by USD 3.6 billion cash inflows from bank borrowings (including the USD 3.3 billion Sandoz business borrowings from a group of banks on September 28, 2023) in connection with the Distribution (spin-off) of the Sandoz business to Novartis AG shareholders, partly offset by transaction cost payments of USD 0.2 billion (2022: nil, 2021: nil) directly attributable to the Distribution (spin-off) of the Sandoz business (see Notes 1 and 2).
For additional information related to the October 3, 2023 Distribution (spin-off) of the Sandoz business to Novartis AG shareholders, effected through a dividend in kind distribution of Sandoz Group AG shares to Novartis AG shareholders and ADR holders, refer to Note 1 and Note 2.